Exhibit 10.7

KENNEDY LEWIS CAPITAL COMPANY

SUBSCRIPTION AGREEMENT

Name of Subscriber: ______________________________________ Subscription Amount: $____________________________ (See the instructions on page ii of this Subscription Agreement.)

As of January 18, 2023

- i -

Instructions for the Completion of the Subscription Agreement

The attached Subscription Agreement (including the Schedules attached thereto, the “Subscription Agreement”) relates to the offering by Kennedy Lewis Capital Company (the “Company”) to you (the “Subscriber”) of common shares of beneficial interest, par value $0.01, of the Company (“Shares”). Shares are being offered to qualified investors pursuant to the confidential Private Placement Memorandum of the Company. Capitalized terms not defined in these instructions shall have the meanings given to them in the Subscription Agreement.

Subscription Agreement that are missing requested information or signatures will not be considered for acceptance unless and until such information and signatures are provided.

1.	For Individual Subscribers (including IRAs).

1.1.	Fill in the name of the Subscriber and the amount of the Subscription Amount on page 1 of the Subscription Agreement.

1.2.	Fill in the name of the Subscriber and the date (print name of Subscriber) on page 19 of the Subscription Agreement and sign in the blank provided. For individuals investing through an IRA, the name and signature of, and other information relating to, the Custodian/Trustee of the IRA is required on page 19.

1.3.	All Individual Subscribers must complete Schedules 1, 2 and 3 attached hereto.

2.	For Institutional Subscribers.

2.1.	Fill in the name of the Subscriber and the amount of the Subscription Amount on page 1 of the Subscription Agreement.

2.2.	Fill in the name of the Subscriber and the date (print name and title of authorized signatory) on page 19 of the Subscription Agreement and sign in the blank provided.

2.3.	All Institutional Subscribers must complete Schedules 1, 2 and 4 attached hereto.

3.	Required IRS Certifications – For all Subscribers: Institutional and Individual Investors. Fill in, sign (print name and title of authorized signatory, if applicable) and date the applicable form of the U.S. Internal Revenue tax form W-9, W-8BEN, W-8BEN-E, W-8EXP, W-8IMY or W-8ECI (please use the most recent version of the applicable tax form). These tax forms are available at www.irs.gov.

4.	Execution of Subscription Agreement. The Company will only accept (i) electronically executed Subscription Agreements (e.g., via Docusign or a similar software provider) or (ii) emailed photocopies in portable document format of manually executed Subscription Agreements.

5.	Delivery of Subscription Agreement. Please deliver a completed and original signed copy (in accordance with Instruction 4) of the Subscription Agreement and any required evidence of authorization to the Company at the following email address: kennedyai@dstsystems.com. Subscription Agreements submitted by the 5th business day prior to month end will be eligible for inclusion in that month’s Closing (as defined herein).

6.	Funding Subscription. Each investor is required to fully fund its subscription amount by wire to the Company’s bank account on or before the last business day of the month of its respective Closing.

FOR ALL SUBSCRIBERS

- ii -

7.	Acceptance of Subscription Agreement. If the Company accepts your subscription, Kennedy Lewis Capital Holdings LLC will deliver an acceptance and confirmation letter, a form of which is attached hereto as Schedule 5 (the “Acceptance and Confirmation Letter”), to you promptly following such acceptance at the email address you provide in the Subscription Agreement.

8.	Inquiries. If you have questions concerning any of the information requested, you should ask your attorney, accountant or other financial advisor. Inquiries regarding subscription procedures should be directed to Richard Horowitz of Dechert LLP (richard.horowitz@dechert.com; (212) 698-3525). You may also contact Rachel Presa (rachel.presa@klimllc.com; (212) 782-3840) or James Didden (james.didden@klimllc.com; (212) 782-3842) if you have questions about the Company.

FOR ALL SUBSCRIBERS

- iii -

Subscription Agreement

________________________________

Name of Subscriber

$_________________

Subscription Amount

Kennedy Lewis Capital Company
225 Liberty Street, Suite 4210

New York, NY 10281

Ladies and Gentlemen:

The undersigned subscriber (the “Subscriber”) understands that Kennedy Lewis Capital Company, a Delaware statutory trust (the “Company”), is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as described in the Private Placement Memorandum of the Company (as such document may be amended, amended and restated or supplemented from time to time and together with any appendices and supplements thereto, the “Offering Document”). Subject to the terms and conditions hereof, and in reliance upon the representations and warranties contained in this subscription agreement (the “Subscription Agreement”), the Subscriber irrevocably subscribes for and agrees to purchase common shares of beneficial interest, par value $0.01 per share, of the Company (“Shares”), on the terms and conditions described herein, in the Offering Document, in the Company’s Amended and Restated Agreement and Declaration of Trust (as such document may be further amended, amended and restated or supplemented from time to time, the “Declaration of Trust”), and in the Company’s Bylaws (the “Bylaws” and together with the Declaration of Trust, the “Governing Documents”).

1.           Subscription for Shares; Closing. The Subscriber hereby subscribes for Shares in the Company with a subscription amount in the amount set forth above (the “Subscription Amount”), subject to Section 13.11, on the terms described or appearing in the Offering Document and the Governing Documents. Subject to the terms of this Subscription Agreement and the Governing Documents, the Subscriber’s obligation to pay for Shares hereunder shall be unconditional, complete and binding upon the completion of the Closing (as defined below). For clarity, the Subscriber will be admitted as a Shareholder of the Company only after it has fully funded its Subscription Amount (the “Closing” and such date the “Closing Date”). Each Closing will generally occur on a monthly basis on the last calendar day of the month or on a date as determined by the Company or the Investment Advisor in its sole discretion. The Subscriber acknowledges and agrees that it has received full and adequate consideration on the Closing Date for the entirety of its Subscription Amount and hereby waives any and all defenses of nonconsideration, including any defenses resulting from any insolvency or bankruptcy proceeding of the Company, any material or total decrease in value of the Shares or any inability of the Company to actually issue Shares.

FOR ALL SUBSCRIBERS

2.           Other Subscription Agreements. The Subscriber acknowledges that the Company has entered into or expects to enter into separate subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other subscribers (“Other Subscribers”), providing for the sale to Other Subscribers of Shares in the Company and the admission of the Other Subscribers as shareholders of the Company (“Shareholders”) at the Closing or at any subsequent Closings (each, a “Subsequent Closing”). In the event that the Subscriber or any Other Subscriber would like to purchase additional Shares of the Company at a Subsequent Closing, such Subscriber will be required to enter into a separate short form subscription agreement with the Company, it being understood and agreed that such separate short form subscription agreement will be considered to be an Other Subscription Agreement and the sales of Shares to the Subscriber or Other Subscribers, as applicable, are separate sales for the purposes of this Subscription Agreement.

3.           Acceptance of Subscription Agreement. A properly and fully completed and executed Subscription Agreement shall be deemed accepted by the Company on the date that Kennedy Lewis Capital Holdings LLC (the “Investment Advisor”) emails a confirmation and acceptance letter, a form of which is attached hereto as Schedule 5 (the “Confirmation and Acceptance Letter”) to the Subscriber.

4.           Subscription Amount; Price Per Share. The Subscriber is required to fully fund its Subscription Amount, which shall not be less than $10,000, by wire to the Company’s bank account (as set forth in Schedule 1 hereto) on or before the last business day of the month that it enters into the Subscription Agreement. In exchange for its Subscription Amount, Subscriber will receive an amount of Shares of the Company equal to its Subscription Amount divided by the applicable Price Per Share (as defined below). The Price Per Share shall mean the Company’s then-calculated net asset value per Share determined by the Company as of a date within 48 hours of the Closing Date, which will be determined in accordance with the limitations under Section 23 of the Investment Company Act. The Company may set the per-Share price above the net asset value per Share based on a variety of factors, including the total amount of the Company’s organizational and other expenses.

5.           Dividends; Dividend Reinvestment Plan. As described more fully in the Offering Document, the Company generally intends to make quarterly distributions in such amounts as determined by the Company’s Board of Trustees (“Board”) in its discretion. The Company adopted an “opt out” dividend reinvestment plan (the “DRIP”), under which a Shareholder participating in the DRIP will have cash distributions declared by the Company and payable to such Shareholder automatically be reinvested under the DRIP in additional whole and fractional Shares. Shareholders will participate in the DRIP unless the Shareholder “opts out” of the DRIP by notifying the Company in writing through the account maintenance page of the Company’s Shareholder Account website (secureaccountview.com/BFWeb/clients/kennedylewiscc/index) or by calling the Company’s call center at 866-966-0157, in each case, at least 20 business days prior to the distribution date fixed by the Board for such dividend, thereby electing to receive cash distributions or a combination of cash and Shares. Shareholders who receive distributions in the form of additional Shares generally will be subject to the same U.S. federal, state and local tax consequences as Shareholders who elect not to participate in the DRIP and receive cash distributions or a combination of cash and Shares.

6.           Credit Facility. In connection with any financings, borrowings, indebtedness, or guarantees (any financing, borrowing, indebtedness or guaranty, a “Credit Facility”) of the Company and any of its subsidiaries that are party to a Credit Facility, the Company shall be authorized to directly or indirectly collateralize such financings, borrowings, indebtedness or guaranty, and pledge, mortgage, assign, transfer and/or grant security interests directly or indirectly to the lender of such indebtedness or guaranty in (i) investments in portfolio companies and the proceeds thereof and any other assets, (ii) the Company’s rights to enforce the funding of a Subscription Amount hereunder and under the Other Subscription Agreements; and (iii) a Company collateral account into which the payment by any Subscriber of its Subscription Amount may be made. Any such collateral pledge may be made directly by the Company to the lender of the Credit Facility or indirectly to such lender by first pledging such collateral to a subsidiary or agent of the Company, which subsidiary or agent then on pledges such rights ultimately to the lender under the Credit Facility.

FOR ALL SUBSCRIBERS

Subscriber hereby (i) acknowledges that the Company has informed Subscriber that the Company may enter into a Credit Facility at any time, including before and after the investment period, and that such Credit Facility may include a pledge of collateral referred to in clauses (ii) through (iii) above; (ii) acknowledges that for so long as the Credit Facility is in place, except with the prior consent of the lender, the Company has agreed not to amend, modify, cancel, terminate, reduce, suspend or waive any of such Subscriber’s obligations under this Subscription Agreement in a manner that could be materially adverse to the rights of the lender contemplated by this paragraph; and (iii) agrees, if requested by the Company, to provide to the Company, to the extent publicly available and if the Subscriber is an entity, as soon as reasonably available after the end of Subscriber’s fiscal year, a copy of such Subscriber’s annual report, if available, or such Subscriber’s balance sheet as of the end of such fiscal year and the related statements of operations for such fiscal year prepared or reviewed by independent public accountants in connection with such Subscriber’s annual reporting requirements.

7.           Representations and Warranties of the Company. The Company represents and warrants to the Subscriber (as of the Closing Date) that:

7.1.          Formation and Standing. The Company is existing and in good standing as a statutory trust under the laws of the State of Delaware, has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted as described in this Subscription Agreement, the Offering Document and the Governing Documents and is duly qualified to transact business and is in good standing in every jurisdiction in which the character of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on its business operations.

7.2.          Authorization of Agreement, etc. The execution, delivery and performance by the Company of this Subscription Agreement have been authorized by all necessary action, and this Subscription Agreement, when duly executed and delivered by the Subscriber and duly accepted by the Company pursuant to Section 3 of this Subscription Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. The execution, delivery and performance by the Company of the Governing Documents have been authorized by all necessary action, and the Governing Documents will constitute legal, valid and binding documents of the Company, enforceable against the Company in accordance with their terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity.

7.3.          Compliance with Laws and Other Instruments. Each of (a) the acceptance and delivery of this Subscription Agreement by the Company, the performance by the Company of its obligations under this Subscription Agreement and the consummation by the Company of the transactions contemplated hereby and (b) the execution and delivery of the Governing Documents by the Company, the performance by the Company of its obligations under the Governing Documents and the consummation by the Company of the transactions contemplated thereby: (i) does not conflict with or result in any breach or violation of or default under the Governing Documents, as applicable, (ii) does not conflict with or result in any breach or violation of or default under any material agreement or other instrument to which the Company is a party or by which the Company, or any of its properties or rights are bound, or any material license, permit, franchise, judgment, decree, award, statute, rule or regulation applicable to the Company or its business, properties or rights, other than such conflicts, breaches, violations or defaults that would not have a material adverse effect on the Company or otherwise are not material to the performance of the obligations of the Company under this Subscription Agreement or the Governing Documents, (iii) does not violate any applicable material statute or regulation, other than such violations that would not have a material adverse effect on the Company or otherwise are not material to the performance of the obligations of the Company under this Subscription Agreement or the Governing Documents or (iv) does not require the filing or registration with, or the approval, authorization, license or consent of, any court or governmental department, agency or authority, or any third party which has not already been duly and validly made or obtained, except where the failure to make such filing or registration or obtain such approval, authorization, license or consent would not have a material adverse effect on the Company.

FOR ALL SUBSCRIBERS

7.4.         Issuance of Shares. The Shares of the Company have been duly authorized for issuance and, when issued and delivered against payment therefore in accordance with the terms, conditions, requirements and procedures described in the Governing Documents and the Subscription Agreement, will be validly issued and fully paid and non-assessable.

7.5.         Certain Conflicts of Interest. The Company confirms that all service and other contractual arrangements (excluding arrangements specifically contemplated in the Governing Documents or the Subscription Agreements) that involve the payment of any fee or expense by the Company between (i) the Company and (ii) the Adviser or its affiliates, shall be reviewed by the Board in accordance with the Investment Company Act and the rules and regulations promulgated thereunder.

8.           Representations, Warranties and Covenants of the Subscriber. The Subscriber represents, warrants and covenants to the Company and the Adviser, as of the date that this Subscription Agreement is signed by the Subscriber, as of the Closing Date and on the subsequent dates specified below (to the extent specified below) that:

8.1.         Authorization of Purchase and Compliance with Laws and Other Instruments. The persons signing this Subscription Agreement (taking into account the power of attorney granted to the Company pursuant to Section 9 of this Subscription Agreement) on the Subscriber’s behalf are duly authorized to sign and enter into this Subscription Agreement on the Subscriber’s behalf.

8.1.1.      If the Subscriber is an Entity: (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by it of this Subscription Agreement are within its powers, have been duly authorized by all necessary action on its behalf, require no action by or in respect of, or filing with, any governmental body, agency or official, or any third party (except as disclosed in writing to the Company as of the date that this Subscription Agreement is signed by the Subscriber) and do not and will not contravene, or constitute a default under, (i) any provision of its certificate of incorporation, limited liability company operating agreement, limited partnership agreement or other comparable organizational documents or (ii) any provision of applicable law, rule or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Subscriber or any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its respective properties is bound, or any material license, permit or franchise applicable to the Subscriber or its business, properties or rights other than such contraventions or defaults that do not impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or are not material to the Subscriber’s financial condition; and (c) this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. Neither the execution, delivery or performance of this Subscription Agreement by the Subscriber, nor the consummation of the transactions contemplated hereby, will result in the creation or imposition of any lien or encumbrance upon any of the assets or properties of such Subscriber.

FOR ALL SUBSCRIBERS

8.1.2.      If the Subscriber is an Individual, (a) the execution, delivery and performance by the Subscriber of this Subscription Agreement are within such person’s legal right and power, require no action by or in respect of, or filing with, any governmental body, agency or official, or any third party (except as disclosed in writing to the Company as of the date that this Subscription Agreement is signed by the Subscriber), and do not and will not contravene, or constitute a default under, any provision of applicable law, rule or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Subscriber or any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of his respective properties is bound, other than contraventions or defaults that do not impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or are not material to the Subscriber’s financial condition; and (b) this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. Neither the execution, delivery or performance of this Subscription Agreement by the Subscriber, nor the consummation of the transactions contemplated hereby, will result in the creation or imposition of any lien or encumbrance upon any of the assets or properties of such Subscriber. If the individual subscribing in the Company is investing assets on behalf of an IRA, the individual who established the IRA has signed the signature page of this Subscription Agreement and confirms that such individual (i) has directed the custodian or trustee of the IRA to execute the acknowledgement on the signature page and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representations and warranties made herein with respect to the IRA and the individual Subscriber.

8.1.3.      All Subscribers. All Subscribers must complete Schedule 2, which, without limiting any other assurances in this Subscription Agreement, the Subscriber hereby specifically represents and agrees is correct and complete.

8.2.         No Legal Action Pending, etc. There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local, or foreign) pending or, to the knowledge of the Subscriber, threatened against the Subscriber that, if adversely determined, is reasonably likely to impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or is reasonably likely to have a material adverse effect on the Subscriber’s financial condition.

8.3.         Acknowledgment of Risks; Access to Information. The Subscriber hereby acknowledges it has been provided and has carefully reviewed the Offering Document and the Governing Documents. The Subscriber understands the risks of, and other considerations relating to, the purchase of Shares, including, without limitation, the information appearing in the Offering Document under the headings “Certain Risk Factors” and “Certain U.S. Federal Income Tax Considerations”. The Subscriber also has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of the information in the Offering Document and the Governing Documents. The Company has answered all of the Subscriber’s inquiries, if any. In deciding to acquire Shares, the Subscriber has not relied upon any information from the Company or the Adviser or any of their respective partners, members, officers, counsel, representatives or agents, including, without limitation, any placement agents of the Company (the “Placement Agents”), or any other person, other than information contained in the Offering Document or Governing Documents. The Subscriber was not solicited to invest in the Company by any form of general solicitation and has previously provided information regarding the Subscriber’s financial situation and sophistication as an investor.

FOR ALL SUBSCRIBERS

8.4.          Evaluation and Ability to Bear Risks. The Subscriber’s decision to invest in the Company was made by the Subscriber as person(s) who (a) are independent of the Company, the Adviser and the Placement Agents and their respective affiliates, (b) are authorized to make such investment decisions, and (c) have relied on their own tax, legal and financial advisers with regard to all matters relating to the Subscriber’s investment in the Company (including federal, state and local tax matters) and not on any advice or recommendation of the Company, the Adviser or the Placement Agent or any of their respective affiliates, notwithstanding anything in Section 8.3 to the contrary. The Subscriber’s prior investment experience and its general knowledge about the management, proposed operations and prospects of the Company enable the Subscriber, together with the Subscriber’s advisers, to make an informed decision with respect to the merits and risks of an investment in the Company. The Subscriber is able to bear the economic risk of its acquisition of Shares, including a complete loss of its investment in the Company. The Subscriber acknowledges and agrees that (i) it is not a client of the Adviser with respect to its investment in the Company, (ii) the Adviser provides services solely to the Company, in the case of (ii) including any reporting or consultation with investors thereof (except as may be described in the Offering Document).

8.5.          Purchase of an Investment. The Subscriber represents and warrants that it is acquiring Shares for its own account and investment purposes only and not with a view to the resale or distribution of all or any part of such Shares and the Subscriber has no present intention, agreement or arrangement to divide its participation with others or to sell, assign, transfer or otherwise dispose of all or any part of such Shares. The Subscriber understands that it must bear the economic risk of its investment in Shares for an indefinite period of time, because, among other reasons, the offering and sale of Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and that they may not be resold or otherwise disposed of unless they are registered thereunder or an exemption from registration is available. The Subscriber also understands that transfers of Shares are further restricted by the provisions of this Subscription Agreement and the Governing Documents, and may be restricted by applicable state and non-U.S. securities laws, that no market exists or is expected to develop for the Shares.

8.6.          Share Transfer Restrictions.

(a) Prior to an Exchange Listing, the Subscriber may not sell, offer for sale, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of (each, a “Transfer”) any of its Shares or its Subscription Amount unless (i) the Company provides prior written consent; (ii) the Transfer is made in accordance with applicable securities laws and (iii) the Transfer is otherwise in compliance with the transfer restrictions set forth in clauses (A) through (C) below. No Transfer will be effectuated except by registration of the Transfer on the Company books. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Company. Following an Exchange Listing, the Subscriber may be restricted from selling or disposing of its Shares by applicable securities laws or contractually by a lock-up agreement with the underwriters of the Exchange Listing. Transfer restrictions include:

FOR ALL SUBSCRIBERS

(A) In any event, the consent of the Company to a proposed Transfer may be withheld (1) if the creditworthiness of the proposed transferee, as determined by the Company in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (2) unless, in the opinion of counsel (who may be counsel for the Company or the Subscriber) satisfactory in form and substance to the Company:

(I)	such Transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Company or the Shares to be Transferred;

(II)	such Transfer would not cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA, certain Department of Labor regulations or Section 4975 of the Code;

(III)	such Transfer will not violate any law, regulation or other governmental rule applicable to such Transfer; and

(IV)	such Transfer will not subject the Company, the Adviser or any of their affiliates or any officer, trustee, manager, director or employee of the Company or the Adviser or any of their affiliates to additional regulatory requirements the compliance with which would subject the Company or such other Person to material expense or burden (unless such affected person consents to such Transfer).

(B) The Subscriber agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Company in connection with any Transfer of all or any fraction of its Shares, prior to the consummation of such Transfer.

(C) The Company shall not recognize for any purpose any purported Transfer of all or any fraction of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Company shall have given its prior written consent thereto and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (1) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (2) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Offering Document and all applicable laws and regulations applicable to the transferee and the transferor.

8.7.          State Governing Subscription. (For U.S. domestic Subscribers only. Does not apply to foreign Subscribers.) The Subscriber was offered Shares in the state listed as the Subscriber’s address on Schedule 1.

8.8.          Obligation to Make Payments and Compliance with Laws and Regulations. The Subscriber confirms that (a) the Subscriber is obligated to pay the Company any amounts that the Company is required to withhold or pay with respect to or on behalf of the Subscriber and that exceed amounts then available for distribution to the Subscriber, whether or not the Subscriber has withdrawn from the Company or the Company has terminated or dissolved, (b) to the extent that the Subscriber owes any amounts to the Company hereunder, the Subscriber understands and agrees that the Company may withhold such amounts from any distributions that otherwise would be made to the Subscriber under the Governing Documents and this Subscription Agreement in satisfaction thereof (it being understood that such amounts shall be deemed distributed), without waiver of any other rights the Company may have hereunder or thereunder, and (c) the Subscriber is responsible for compliance with all tax, exchange control, reporting and other laws and regulations applicable to its investment in the Company.

FOR ALL SUBSCRIBERS

8.9.          Prohibited Categories. The Subscriber: (i) is not registered as an investment company under the Investment Company Act; (ii) has not elected to be regulated as a business development company under the Investment Company Act; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the Investment Company Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a business development company.

8.10.        Sale of Shares. The Subscriber understands and agrees that the Company may cause the Subscriber to sell all or a portion of its Shares in accordance with the provisions of the Governing Documents and this Subscription Agreement.

8.11.        Swaps. The Subscriber represents and warrants that Subscriber will not enter into a swap, structured note or other derivative instrument, the return from which is based in whole or in part, directly or indirectly, on the return with respect to the Company or its Shares (a “Swap”) with a counterparty or counterparties (each, a “Counterparty”), such that the Counterparty would be deemed to be: (i) a beneficial owner of Shares in the Company for purposes of the Investment Company Act; (ii) the beneficial owner of Shares in the Company for purposes of the Commodity Exchange Act, as amended, or the rules of the CFTC; (iii) an offeree or purchaser of Shares for purposes of the Securities Act; (iv) a client of the Adviser for purposes of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (iv) a purchaser of Shares for purposes of the Exchange Act (including, without limitation the anti-fraud rules thereunder); or (v) a holder of Shares who is an investor in a Plan.

8.12.        Correctness of Information. The Subscriber represents and warrants that the information it has provided in this Subscription Agreement and its Schedules (“Attachments”) (which Attachments are incorporated in this Subscription Agreement by reference as if expressly set forth herein), and, to its knowledge, in any U.S. Internal Revenue Service or other tax form delivered to the Company or the Adviser, is true, accurate and complete and may be relied upon by the Company for any purpose, including the establishment of subscriber-related facts underlying claims of exemption from the registration provisions of federal and state securities laws. The Subscriber acknowledges that the Company and the Adviser are relying on such information in connection with (a) the Subscriber being admitted as a Shareholder, (b) not registering the offer and sale of Shares under the Securities Act or any state securities laws, (c) if applicable, determining whether Benefit Plan Investors (as defined in Schedule 2) own less than 25% of the value of Shares, as determined under the Plan Asset Regulation (as defined in Schedule 2), from time to time, and (d) the management of the Company’s business. If at any time during the term of the Company any of the representations and warranties contained in this Subscription Agreement (including the Attachments) shall cease to be true, the Subscriber will promptly notify the Company in writing.

8.13.        The Shares Have Not Been Approved or Disapproved by Any Regulatory Authority. The Subscriber acknowledges that the Shares have not been approved or disapproved by any securities regulatory authority in any jurisdiction, including any securities regulatory authority of any State of the United States or by the Securities and Exchange Commission, nor has any such authority or commission passed on the accuracy or adequacy of the Offering Document.

FOR ALL SUBSCRIBERS

9.           Power of Attorney; Appointment of Company as Attorney-in-fact and Agent.

(a) The Subscriber hereby constitutes and appoints the Company its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for the Subscriber and in the Subscriber’s name, place and stead, in any and all capacities and to take any and all other actions as are authorized by the power of attorney contained in this Subscription Agreement. The power of attorney granted hereby shall be deemed an irrevocable special power of attorney, coupled with an interest, which the Company may exercise for the Subscriber by the signature of the Company or by listing the Subscriber as a Shareholder executing any instrument with the signature of the Company as attorney-in-fact for the Subscriber. This grant of authority shall survive the assignment by the Subscriber of the whole or any portion of the Subscriber’s Shares, except where the assignment is of all of the Subscriber’s Shares in the Company and the assignee thereof, with the consent of the Company, is admitted as a Shareholder; provided, however, this power of attorney shall survive the delivery of such assignment for the sole purpose of enabling any such attorney-in-fact to effect such substitution. The Company, as attorney-in-fact for the Subscriber, may make, execute, sign, acknowledge, swear to, record and file:

(i) all certificates and other instruments deemed advisable by the Company in order for the Company to enter into any borrowing or pledging arrangement, including any Credit Facility;

(ii) all certificates and other instruments deemed advisable by the Company to comply with the provisions of this Subscription Agreement and applicable law or to permit the Company to become or to continue as a business development corporation, and

(iii) all other instruments or papers not inconsistent with the terms of this Subscription Agreement which the Company considers advisable.

10.         Agents; Nominees. In the event (as indicated on Schedule 1) that the Subscriber is acting as an agent pursuant to a power-of-attorney (“Agent”), or nominee (a “Nominee”) for an individual or entity that will be the beneficial owner of the Shares, (i) in the case of an Agent, the Agent represents and warrants that the representations, warranties, and agreements made in this Subscription Agreement are made by the Agent with respect to and on behalf of the beneficial owner as the Subscriber, and (ii) in the case of a Nominee who will be the Subscriber, the Nominee makes such representations on behalf of the Nominee, as the Subscriber, and the beneficial owner of the Shares subscribed for hereby. The Agent or Nominee, as the case may be, represents and warrants that the Agent or Nominee has all requisite power and authority from said beneficial owner to execute and perform the obligations on behalf of the beneficial owner (and, as applicable, on its own behalf as record owners of the Shares) under this Subscription Agreement and the Governing Documents, and hereby agrees to indemnify and hold harmless the Company, the Adviser and their respective affiliates, against any and all loss, liability, claim, damage, cost, and expense whatsoever (including, but not limited to, legal fees and expenses) arising out of, or resulting from, or based upon, any misrepresentation or breach of warranty of this Section 10.

11.         Company Elections. The Subscriber understands that the Company has filed or intends to file elections to be treated as (i) a business development company under the Investment Company Act and (ii) a regulated investment company within the meaning of Code Section 851, for U.S. federal income tax purposes; pursuant to those elections, the Subscriber will be required to furnish certain information to the Company as required under Treasury Regulations § 1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Company, the Subscriber understands that it will be required to include additional information on its income tax return as provided in Treasury Regulation §1.852-7.

FOR ALL SUBSCRIBERS

12.         No Third-Party Beneficiaries. Except as provided with respect to a lender under a Credit Facility in accordance with Section 6, the provisions of this Subscription Agreement are not intended to be for the benefit of or enforceable by any third party. Without limiting the foregoing, no third party shall, except as permitted by law and this Subscription Agreement, have any right to enforce or demand enforcement of a Subscriber’s Subscription Amount, obligation to return distributions, or obligation to make other payments to the Company as set forth in this Subscription Agreement.

13.         Miscellaneous Provisions.

13.1.        Amendments and Waivers. This Subscription Agreement may be amended only with the written consent of the Subscriber and the Company. The observance of any provision of this Subscription Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party hereto that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of such party waiving such term or condition. No waiver by any party hereto of any provision of this Subscription Agreement in any one or more instances shall be deemed to be or construed as a waiver of the same or other provision of this Subscription Agreement on any future occasion. No delay or omission in the exercise of any power, remedy or right herein provided or otherwise available to any party hereto shall impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to any party hereto shall not otherwise alter or affect any power, remedy or right with respect to the other party hereto, or the obligations of the party hereto to whom such extension or indulgence is granted. All remedies, either under this Subscription Agreement or by law or otherwise afforded, shall be cumulative and not alternative.

13.2.        Survival of Representations and Warranties; Indemnity. All representations and warranties contained herein or in any Attachments hereto made by the Subscriber shall survive indefinitely following the execution, acceptance, and delivery of this Subscription Agreement, and the issue and sale of Shares. The Subscriber shall and hereby does agree to indemnify and hold the Company, the Adviser and their respective controlling persons, officers, directors, members, partners, employees, and affiliates, free and harmless from and in respect of any and all claims, actions, demands, causes of action, liabilities, losses and expenses whatsoever (including, without limitation, attorneys’ fees) arising from the breach or alleged breach of any of the representations, warranties or covenants made by or on behalf of Subscriber in this Subscription Agreement or in any Attachments hereto, or in the Governing Documents. Any claims for indemnity may be offset against subsequent distributions subject to applicable law.

13.3.        Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors of the parties hereto. However, the Subscriber shall not transfer this Subscription Agreement or any of its rights in, to or under this Subscription Agreement and any attempted transfer shall be void and without force or effect.

13.4.        Notices. All notices, requests and other communications hereunder shall be deemed to have been duly given only if delivered by e-mail. All notices to the Company shall be delivered to kennedyai@dstsystems.com. All notices to the Subscriber shall be delivered to the email address provided by the Subscriber in Section 5 of Schedule 1 attached hereto or as last set forth in the records of the Company. The Subscriber may designate a new address for notices by giving written notice to that effect to the Company. The Company may designate a new e-mail address for notices by giving notice to that effect to the Subscriber. A notice given by email shall be deemed to have been effectively given when sent unless the sender receives a message of “error in transmission.”

FOR ALL SUBSCRIBERS

13.5.        Applicable Law. Subject to Section 8.7, this Subscription Agreement shall be construed in accordance with and governed by the internal substantive laws (without giving effect to the choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware) of the State of Delaware.

13.6.        Arbitration. Any dispute relating to this Subscription Agreement that arises prior to an initial public offering of the Shares which cannot be amicably resolved between the parties shall be resolved by binding arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association then prevailing, and the decision of the arbitrators shall be final and binding on all the parties. Notwithstanding the foregoing, the parties agree that no consequential, indirect, exemplary or punitive damages shall be awarded in any such arbitration. The costs of the arbitration (other than fees and expenses of counsel, which shall be the responsibility of the parties retaining such counsel) shall be shared equally by the parties, subject to the indemnification provisions set forth in Section 13.2. The parties agree that exclusive venue for any arbitration pursuant to this Section 13.6 shall be New York, New York and that notice of such arbitration may be provided in the manner set forth in Section 13.4.

13.7.        Headings, etc. The table of contents and the headings of the sections of this Subscription Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

13.8.        Severability. In the event any provision of this Subscription Agreement is determined to be invalid or unenforceable, such provision shall be deemed severed from the remainder of this Subscription Agreement and replaced with a valid and enforceable provision as similar in intent as reasonably possible to the provision so severed, and shall not cause the invalidity or unenforceability of the remainder of this Subscription Agreement.

13.9.       Entire Agreement. This Subscription Agreement, together with its Attachments (which Attachments are incorporated in this Subscription Agreement by reference), constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and any other prior or contemporaneous written or oral agreements, statements or assurances with respect to this subject matter are hereby rescinded and terminated.

13.10.      Irrevocability and Acceptance. This Subscription Agreement is and shall be irrevocable by the Subscriber but will not be binding on the Company unless and until it is agreed to and accepted by the Company. See Section 3 of this Subscription Agreement.

13.11.      Counterparts; PDF Signatures. This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. PDF counterpart signatures to this Subscription Agreement shall be acceptable and binding.

13.12.      Electronic Delivery of Communications. The Subscriber hereby acknowledges and agrees that the Company and/or the Adviser will deliver and make reports, statements and other communications, including, without limitation, the Offering Documents, this Subscription Agreement, Form 1099s and other tax related information and documentation (“Account Communications”), available to the Subscriber in electronic form, such as e-mail or by posting on a web site. It is the Subscriber’s affirmative obligation to notify the Company in writing if the Subscriber’s e-mail address(es) listed in Section 5 of Schedule 1 change(s).

FOR ALL SUBSCRIBERS

14.         Compliance with the U.S. Patriot Act; Solicitation Fee Acknowledgment.

14.1.        Compliance with the U.S. Patriot Act. The Subscriber hereby understands that to help the United States government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each Subscriber who opens an account, all as set forth on Schedule 1. The responses provided on such Schedule are deemed to be made in this Subscription Agreement as if expressly set forth herein.

15.         Confidentiality.

(a) The Subscriber acknowledges that the Offering Document and other information relating to the Company have been submitted to the Subscriber on a confidential basis for use solely in connection with the Subscriber’s consideration of the purchase of Shares. The Subscriber agrees that, without the prior written consent of the Company (which consent may be withheld at the sole discretion of the Company), the Subscriber shall not (i) reproduce the Offering Document or any other information relating to the Company, in whole or in part, or (ii) disclose the Offering Document or any other information relating to the Company to any person who is not an officer or employee of the Subscriber who is involved in its investments, or partner (general or limited) or affiliate of the Subscriber (it being understood and agreed that if the Subscriber is a pooled investment fund, it shall only be permitted to disclose the Offering Document or other information related to the Company to its limited partners or underlying investors if the Subscriber has required its limited partners or underlying investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 15), except to the extent (A) such information has become generally available to the public other than as a result of the breach of this Section 15 by the Subscriber or any agent or affiliate of the Subscriber; (B) such information may be required to be included in any report, statement or testimony required to be submitted to any municipal, state or national regulatory body having jurisdiction over the Subscriber; (C) such information may be required in response to any summons or subpoena or in connection with any litigation; (D) necessary to comply with any law, order, regulation or ruling applicable to the Subscriber; (E) it is necessary to disclose such information to the Subscriber’s employees and professional advisors (including the Subscriber’s auditors and counsel and, for an ERISA Shareholder, such Persons as are necessary for the proper administration of the ERISA plan), so long as such Persons are advised of the confidentiality obligations contained herein; and (F) such information may be required in connection with an audit by any taxing authority. The Subscriber further agrees to return the Offering Document and any other information relating to the Company if no purchase of Shares is made or upon the Company’s request therefore. The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this section by it, and that in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

(b) The Subscriber further acknowledges that all information received in connection with this Subscription Agreement and the Company is confidential, and agrees that in the event the Subscriber receives material non-public information, the Subscriber shall not engage in any securities trading on the basis of such information in violation of applicable law.

16.         Tax Matters. The Subscriber agrees to furnish the Company or the Adviser with any information, representations and forms as shall reasonably be requested by the Company or the Adviser from time to time to assist it in complying with any applicable law or tax requirements or determining the extent of, and in fulfilling, its withholding obligations. The Subscriber agrees to furnish the Adviser with any representations and forms as shall reasonably be requested by the Adviser to assist it in obtaining any exemption, reduction or refund of any withholding or other taxes imposed by any taxing authority or other governmental agency upon the Company or amounts paid to the Company.

FOR ALL SUBSCRIBERS

17.         Compliance with Laws; Disclosure. The Company may disclose information concerning the Company or the Shareholders to the extent necessary to comply with applicable laws, including ERISA (if applicable), and regulations or policies, including any anti-money laundering or anti-terrorist laws or regulations or policies related thereto. Each Subscriber hereby agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary to enable the Company and/or the Adviser to comply with applicable laws, including, without limitation, ERISA (if applicable) and the Investment Company Act, and regulations or policies thereunder. The Subscriber consents to disclosure by the Company and its agents of information pertaining to the Subscriber to relevant third parties as the Company or its agents reasonably deem appropriate or necessary in connection with the operations of the Company, including without limitation, to governmental, regulatory, national security, courts, law enforcement or other authorities, banks, financial intermediaries and counterparties, including, without limitation, to parties outside of the jurisdiction in which the information was initially collected by the Company. The Subscriber hereby agrees to provide the Company and the Company’s custodian, promptly upon request, all information requested in connection with their anti-money laundering and know-your-customer requirements. Each Subscriber hereby represents and warrants that the Subscriber has obtained all consents and approvals, as required by all applicable laws, regulations, by-laws and ordinances that regulate the collection, processing, use or disclosure of information concerning the Subscriber, necessary to disclose such information to the Company, and as required for the Company to use and disclose such information in connection with the performance of its obligations hereunder, and that the disclosure of such information does not violate any applicable laws, regulations, by-laws or ordinances. The Subscriber shall fully indemnify the Company and the Company shall have no liability for any action taken or omitted by it in reliance upon the foregoing representation and warranty for claims or complaints for failure to comply with any applicable law that regulates the collection, processing, use or disclosure of information concerning the Subscriber.

FOR ALL SUBSCRIBERS

Privacy Policy

Privacy Notice
FACTS	WHAT DOES KENNEDY LEWIS CAPITAL HOLDINGS LLC (“Kennedy Lewis”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social security number

■      Income

■      Assets

■      Risk tolerance

■      Wire transfer instructions

■      Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Kennedy Lewis chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Kennedy Lewis Share	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	No	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	Call Rachel Persa Chief Compliance Officer, 212.782.3840
Page 2
Who we are
Who is providing this notice?	Kennedy Lewis Capital Holdings LLC

FOR ALL SUBSCRIBERS

What we do

How does Kennedy Lewis protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Kennedy Lewis collect my personal information?	We collect your personal information, for example, when you ■ Enter into an investment advisory contract ■ Give us your employment history
Why can’t I limit all sharing?

Federal law gives you the right to limit only

■      sharing for affiliates’ everyday business purposes—information about your creditworthiness

■      affiliates from using your information to market to you

■      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Kennedy Lewis does not share with our affiliates
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Kennedy Lewis does not share with nonaffiliates so they can market to you
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ · Kennedy Lewis does not jointly market.
Other Important Information

FOR ALL SUBSCRIBERS

SIGNATURE PAGES:

☐ Check this box if the Subscriber is an Individual Subscriber.

☐ Check this box if the Subscriber is an Institutional Subscriber.

SUBSCRIBER*: ______________________________________ Name of Subscriber
Signature:_____________________________
Print Name:____________________________
Date: _________________________________

*If IRA, must be in the form of: (the name of the IRA Custodian) for the benefit of (the name of the individual) and must also be acknowledged by custodian or trustee below.

Acknowledgment by IRA Custodian or Trustee with respect to Investment for an IRA:

By signing below, the undersigned custodian or trustee of the IRA for the benefit of the Individual Subscriber named above (the “Client IRA”) acknowledges that investment in the Company is being made through the Client IRA from the below referenced account and certifies that the Client IRA has directed the custodian or trustee to sign this Subscription Agreement on behalf of the IRA. The trustee or custodian’s contact, account reference number and Tax ID are set forth below.

Name of IRA Holder:	________________________________________________________________________
Name and Address of Custodian:	________________________________________________________________________
Contact Individual:	________________________________________________________________________
IRA Account or Other Reference Number:	________________________________________________________________________
Trustee/Custodian’s Tax I.D. Number:	________________________________________________________________________
Acknowledgement by Custodian:	________________________________________________________________________
By: Name: Title:
Medallion Signature Guarantee:	By: Name: Title:

FOR ALL SUBSCRIBERS

BROKER / FINANCIAL ADVISOR INFORMATION (All Fields Must Be Completed).
The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the Subscriber’s legal residence. The Financial Advisor confirms, which confirmation is made on behalf of the Broker with respect to sales of securities made through the Broker, that they (i) have reasonable grounds to believe that the information and representations concerning the Subscriber are true, correct, and complete in all respects; (ii) have discussed the Subscriber’s prospective purchase of shares with the Subscriber; (iii) have advised the Subscriber of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available the Offering Documents to the Subscriber; (v) have reasonable grounds to believe that the Subscriber is purchasing these shares for its own account; and (vi) have reasonable grounds to believe that the purchase of shares is suitable for the Subscriber.

Broker	Financial Advisor Name

Advisor Mailing Address

City	State Zip Code

Financial Advisor Number	Branch Number and Direct Telephone Number

E-mail Address	Fax Number

Financial Advisor Signature

ALL SUBSCRIBERS, PLEASE FOLLOW THESE INSTRUCTIONS:

ALL SUBSCRIBERS: If you do not complete the applicable Schedule(s) attached hereto, your Subscription Agreement shall be deemed incomplete and will be returned to you.

INDIVIDUAL SUBSCRIBERS: Please complete Schedules 1, 2 and 3 attached hereto.

INSTITUTIONAL SUBSCRIBERS: Please complete Schedules 1, 2 and 4 attached hereto.

THIS SUBSCRIPTION AGREEMENT SHALL NOT BE EFFECTIVE UNLESS AND UNTIL IT IS CONFIRMED AND ACCEPTED BY THE COMPANY.

[The remainder of this page is intentionally left blank.]

FOR ALL SUBSCRIBERS

Schedule 1 to Subscription Agreement:

Subscriber Information

(For All Subscribers)

Instructions: Please complete the applicable parts of this Schedule.

Name and Address (please print)

Name (Print both names if joint registration)

Street Address/Address of Principal Office (No P.O. Boxes)

(____)
City State Zip Code Country		Telephone No.

Date of Birth (For Individual Subscribers)

Date of Formation (For Institutional Subscribers)

1.       Investment. The minimum Subscription Amount in the Company is $10,000. Please indicate below the amount of the Subscriber’s Subscription Amount in the Company.

Subscription Amount: $________________

Please make payments by wire to the following account. Please ensure your payment is not reduced by bank charges or fees:

Bank Name	[__________]
Bank Address	[__________]
ABA	[__________]
With Credit to	[__________]
Account Number	[__________]

2.       Primary Contact Person for this Account.

Name:
Address:
Telephone Number:
E-mail Address:

SCHEDULE 1 - FOR ALL SUBSCRIBERS

3.       Persons authorized to act for the Subscriber (i.e. authorized to invest in funds, request redemptions or withdrawal, direct payment of funds, etc.). In addition to the persons authorized by the power of attorney contained in Section 9 of the Subscription Agreement, the Subscriber hereby authorizes the person(s) noted below to act individually on behalf of this account unless otherwise noted. Please provide name, specimen signatures and titles in the form that such person would sign documents on behalf of this account, and telephone numbers. Without limiting the power of attorney contained in Section 9 of the Subscription Agreement, if there are circumstances under which more than one signature is required to take action with respect to this account, please state such circumstances. Requests to change the identity of persons authorized to act on behalf of a Subscriber which is a corporation, partnership, trust, estate or other fiduciary must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the Subscriber. The Subscriber agrees that the Company may rely on the information provided herein until it receives written notice of superseding instructions.

3.1	3.2

Signature	Signature

Name (and title, if applicable)	Name (and title, if applicable)

Telephone number	Telephone number

Email Address	Email Address

3.3	3.4

Signature	Signature

Name (and title, if applicable)	Name (and title, if applicable)

Telephone number	Telephone number

Email Address	Email Address

SCHEDULE 1 - FOR ALL SUBSCRIBERS

4.             Tax Information:

Please provide your Taxpayer I.D. Number/Social Security Number (as applicable):

Tax ID/SSN: ________________________________

For Joint Accounts, please provide the Taxpayer I.D. or Social Security Number (as applicable) for each Joint Account Holder.

Name:	Tax ID:

Name:	Tax ID:

The Subscriber is a (please check the appropriate box):

☐ Corporation

☐ Limited Partnership

☐ General Partnership

☐ Limited Liability Company

☐ S-Corporation

☐ Charitable Trust

☐ Tax-Exempt Endowment

☐ Private Tax-Exempt Foundation

☐ Employee Benefit Plan (self-directed)

☐ Employee Benefit Plan (trustee directed)

☐ Fund of Funds

☐ Other Tax Exempt Organization_____________________________

☐ Other _____________________________

SCHEDULE 1 - FOR ALL SUBSCRIBERS

5.	Statements and Other Correspondence. Statements and other correspondence should be sent to (give name, address, phone number and email address, if available):

Point of Contact
Name	_____________________________
Company (if applicable)	_____________________________
Title (if applicable)	_____________________________
Address	_____________________________
_____________________________
Phone	_____________________________
E-mail	_____________________________

6.            Service of Process. (For foreign Subscribers only. Does not apply to U.S. domestic Subscribers.) If the Subscriber is either a foreign entity or is not a permanent resident of the United States, the Subscriber hereby irrevocably appoints the following as an agent within the United States to receive service of process on behalf of the Subscriber in connection with the Subscriber’s subscription to contribute capital to the Company:

7.            Subscriber Status as Agent or Nominee

(The Subscriber must mark either a or b as applicable)

a)	____The Subscriber is acquiring the Shares for its own account, risk and beneficial interest.

OR

b)	____The Subscriber is acting as an Agent or Nominee on behalf of the beneficial owner.

8.           Questionnaire regarding Rule 506(d) Under Regulation D of the Securities Act

Please complete the below questions on behalf of the Subscriber or if an Agent or Nominee, the beneficial owner1 of the Shares in the Company.

[1]	For purposes of this Section 10, the term “beneficial owner” is interpreted in the same manner as under Rule 13d-3 of the U.S. Securities Exchange Act of 1934, as amended, and includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, under Rule 13d-3 has or shares, or is deemed to have or share: (a) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power, which includes the power to dispose of, or to direct the disposition of, such security. Beneficial ownership includes both direct and indirect interests, determined as under Rule 13d-3. In addition, where holders of Shares have voting agreements in place, they may be required to aggregate their Shares to determine if they are beneficial owners of 20% or more of Shares in accordance with Rule 13d-3 and Rule 13d-5(b), and who within the voting group is deemed the beneficial owner.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

(Please Check Each as Applicable)

8.1	Has the beneficial owner, within the last ten (10) years, been convicted of a felony or misdemeanor (a) in connection with the purchase or sale of any security, (b) involving the making of any false filing with the SEC or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes ☐ No

8.2	Is the beneficial owner subject to any order, judgment or decree of any court of competent jurisdiction, entered in the last five (5) years, that restrains or enjoins the beneficial owner from engaging in or continuing to engage in any conduct or practice (a) in connection with the purchase or sale of any security, (b) involving the making of a false filing with the SEC or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes ☐ No

8.3	Is the beneficial owner subject to a Final Order[2] of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations, or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission, or the National Credit Union Administration, that:

(a) bars the beneficial owner from:

(1)	association with an entity regulated by such commission, authority, agency, or officer;

(2)	engaging in the business of securities, insurance, or banking; or

(3)	engaging in savings association or credit union activities; or

(b)	constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct within the last ten (10) years?

☐ Yes ☐ No

8.4	Is the beneficial owner subject to an order of the SEC pursuant to Section 15(b) or 15(c) of the Exchange Act or Section 203(e) or (f) of the Advisers Act that (a) suspends or revokes the beneficial owner’s registration as a broker, dealer, municipal securities dealer or investment adviser, (b) places limitations on the beneficial owner’s activities, functions or operations, or (c) bars the beneficial owner from being associated with any entity or from participating in the offering of any penny stock?

☐ Yes ☐ No

[2]	The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in (iii) above pursuant to applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

8.5	Is the beneficial owner subject to any order of the SEC, entered in the last five (5) years, that orders the beneficial owner to cease and desist from committing or causing a violation or future violation of (a) any scienter-based anti-fraud provision of the federal securities laws (including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder) or (b) Section 5 of the Securities Act?

☐ Yes ☐ No

8.6	Is the beneficial owner suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes ☐ No

8.7	Has the beneficial owner filed as a registrant or issuer, or has the beneficial owner been named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the last five (5) years, (a) was the subject of a refusal order, stop order, or order suspending the Regulation A exemption or (b) is currently the subject of an investigation or a proceeding to determine whether such a stop order or suspension order should be issued?

☐ Yes ☐ No

8.8	Is the beneficial owner subject to (a) a United States Postal Service false representation order entered into within the last five (5) years, or (b) a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes ☐ No

8.9	If the answer is “yes” to any of questions 8.1 through 8.8 above, has the beneficial owner obtained a waiver from disqualification under Rule 506(d)(2) either (a) from the SEC or (b) from the court or regulatory authority that entered the relevant order, judgment or decree?

☐ Yes ☐ No

If the answer is “Yes” to any of questions 8.1 through 8.9 above, provide an explanation of the matter in question and attach a copy of the order, judgment or other relevant documentation.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

The Subscriber hereby confirms that the foregoing statements are true, accurate and complete. The Subscriber further acknowledges, represents, warrants and agrees that (a) the Company is relying on these responses in order to satisfy certain obligations the Company has under federal securities laws, including in connection with SEC filings made by or with respect to the Company, (b) the Subscriber has acted with reasonable care in conducting due diligence (including, in light of the circumstances, making factual inquiry into the existence of any disqualification) to confirm the veracity of the responses, and (c) for so long as the Subscriber holds any Shares in the Company, the Subscriber will notify the Company in writing as soon as reasonably practicable if there is any change in any of the responses set forth herein or if the Subscriber or beneficial owner becomes aware of any pending or threatened proceeding, judgment, order, or other action or circumstance that is reasonably likely to result in any change in the responses set forth in this Section 8.

END OF SCHEDULE 1

SCHEDULE 1 - FOR ALL SUBSCRIBERS

Schedule 2 to Subscription Agreement:

Status as Benefit Plan Investor or Other Plan Investor

(a)          Overview

The U.S. Department of Labor (the “DOL”) has promulgated a regulation, 29 C.F.R. Section 2510.3-101 (as modified by Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the “Plan Assets Regulation”). Pursuant to the Plan Assets Regulation, the term “Benefit Plan Investor” includes: (i) any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Part 4 of Subtitle B of Title I of ERISA; (ii) any plan, account or arrangement that is subject to Section 4975 of the Code; (e.g., an individual retirement account); and (iii) any entity whose underlying assets include plan assets by reason of the investment in the entity, by any employee benefit plan or other plan described in (i) or (ii), or otherwise. For purposes of this determination, (i) the value of equity interests held by a person (other than a Benefit Plan Investor) that has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of any such person (each of the foregoing, a “Controlling Person”) is disregarded, and (ii) only that portion of the equity interests of an entity described in clause (iii) of the preceding sentence investing in another entity that are held by Benefit Plan Investors are included in the testing of such other entity. Benefit Plan Investors also include that portion of any insurance company’s general account assets that are considered “plan assets” for purposes of ERISA or Section 4975 of the Code.

(b)          Status as Benefit Plan Investor (Please Check Each as Applicable)

(i)       Is the Subscriber or will the Subscriber be, or is the Subscriber or will the Subscriber be acting on behalf of any entity that is or will be, an employee benefit plan that is subject to Part 4 of Subtitle B of Title I of ERISA, or an entity any of the assets of which include assets of any such plan?

☐	Yes

☐	No

(ii)       Is the Subscriber or will the Subscriber be, or is the Subscriber or will the Subscriber be acting on behalf of any entity that is or will be, a plan to which Section 4975 of the Code applies, or an entity any of the assets of which include assets of any such plan?

☐	Yes

☐	No

(iii)       Is the Subscriber or will the Subscriber be, or is the Subscriber or will the Subscriber be acting on behalf of any entity that is or will be, an insurance company general account?

☐	Yes

☐	No

(iv)       If the answer to the above question (iii) is “yes”, please indicate the maximum percentage (if any) of the Subscriber’s assets that constitutes or may in the future constitute assets of Benefit Plan Investors:

_______ %

SCHEDULE 2 – FOR ALL SUBSCRIBERS

(v)        Is the Subscriber or will the Subscriber be, or is the Subscriber or will the Subscriber be acting on behalf of any entity that is or will be, an entity (other than an insurance company general account) whose underlying assets include plan assets by reason of a plan’s investment in the entity?

☐	Yes

☐	No

(vi)       If the answer to the above question (v) is “yes”, please indicate the maximum percentage of the Subscriber’s assets that constitutes or may in the future constitute assets of Benefit Plan Investors:

_______ %

(vii)      If the Subscriber is or will be, or is or will be acting on behalf of any entity that is or will be, investing as a trustee or custodian for an Individual Retirement Account (“IRA”), is the Subscriber a qualified IRA custodian or trustee? If yes, the Acknowledgement by IRA Custodian or Trustee with respect to Investment for an IRA on the signature page must be completed.

☐	Yes

☐	No

(viii)     Is the Subscriber or will the Subscriber be, or is the Subscriber or will the Subscriber be acting on behalf of any entity that is or will be, a participant-directed plan?

☐	Yes

☐	No

(ix)        If the answer to the above question (viii) is “yes”, have individual plan participants influenced or will they influence the investor’s decision to invest the participants’ funds in the Company?

☐	Yes

☐	No

Without limiting the remedies available in the event of a breach, the Subscriber expressly agrees to promptly disclose to the Company in writing any changes with respect to the percentages set forth in question (iv) and (vi) above (as applicable), to promptly re-confirm such percentage at any time upon the request of the Company (or other person acting on behalf of the Company), and to provide such other information reasonably requested by the Company (or other person acting on behalf of the Company) for purposes of determining whether or not the Company is holding “plan assets.”

(x)        Is the Subscriber or will the Subscriber be, or is the Subscriber or will the Subscriber be acting on behalf of an entity that is or will be, a “governmental plan” within the meaning of Section 3(32) of ERISA, a “foreign plan,” or another plan or retirement arrangement that is not subject to Part 4, subtitle B of Title I of ERISA and with respect to which Section 4975 of the Code does not apply, but is subject to laws similar to ERISA or Section 4975 of the Code or an entity or that is deemed to hold the assets of such a plan (each, an “Other Plan Investor”)?

☐	Yes

☐	No

(xi)        If the answer to the above question (x) is “yes”, the Subscriber hereby represents and warrants to and agrees with the Company to the extent applicable, that its assets do not and will not constitute the assets of such Other Plan Investor under the provisions of applicable law.

SCHEDULE 2 – FOR ALL SUBSCRIBERS

(xii)       Is the Subscriber or will the Subscriber be obligated to file an annual return/report on an Internal Revenue Service Form 5500?

☐	Yes

☐	No

Subscribers answering “yes” to the above question (xii) are requested to provide the following information:

Subscriber’s plan name:

EIN of plan sponsor:

(c)           For ERISA Shareholders and Other Plan Investors. If the Subscriber is, or is acting on behalf of, a Benefit Plan Investor or an Other Plan Investor (each, a “Plan”), as an inducement to the Company’s sale, issuance of, or consent to transfer of, the Shares to the Subscriber, the Subscriber represents and warrants that:

(1)         ☐          The Subscriber has been informed of and understands the Company’s investment objectives, policies and strategies;

(2)         ☐          The decision to invest in the Company was made by the applicable fiduciaries that have the authority and discretion to and are duly authorized to make such investment with appropriate consideration of relevant investment factors with regard to the Shareholder and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA or other applicable law;

(3)         ☐          The Subscriber has the authority to invest plan assets in the Company under the appropriate investment policies and governing instruments applicable to the Shareholder for which the Subscriber is acting and under Title I of ERISA or similar applicable law;

(4)         ☐          The Subscriber’s decision to invest plan assets in the Company was made solely by the applicable fiduciary(ies), following appropriate consideration of the Offering Document and the Governing Documents, and the applicable fiduciary’s duties and responsibilities as a fiduciary;

(5)         ☐         The Adviser has acted not as an “investment adviser” or otherwise as a fiduciary (within the meaning of Section 3(21) of ERISA, Section 4975 of the Code or other similar law) with respect to the decision of the ERISA Shareholder or Other Plan Investor to invest in the Company or to direct the Company to enter into the Investment Advisory Agreement with the Adviser;

(6)         ☐          The Adviser is responsible only for the assets of the Company and the Adviser has no responsibility or authority with respect to any other assets of the Shareholder or with respect to: (i) the contents of the employee benefit plan comprising the Shareholder and applicable trust documents, (ii) the role that the Shareholder’s investment in the Company plays in the context of the ERISA Shareholder’s overall portfolio; (iii) the composition of the Shareholder’s portfolio with regard to diversification; (iv) the liquidity and anticipated current return of the Shareholder’s portfolio relative to the anticipated cash flow requirements of the Shareholder; or (v) the projected return of the portfolio with respect to the funding objectives of the Shareholder. The Subscriber understands that this representation and warranty is being provided to the Company and the Adviser for the express purpose of assisting them in the performance of their duties with respect to the Company;

SCHEDULE 2 – FOR ALL SUBSCRIBERS

(7)         ☐         The acquisition and holding of Shares by the Subscriber will not result in the occurrence of a non-exempt prohibited transaction under Part 4 of Title I of ERISA or under the related excise tax provisions of Section 4975 of the Code, or a violation of any Similar Law applicable to the Subscriber.

(8)         ☐       The Subscriber is aware of and has taken into consideration the diversification requirements of and other fiduciary duties under Section 404(a)(1) of ERISA or any other similar applicable law and have concluded that the proposed investment by the Company is a prudent one;

(9)         ☐       The Subscriber has considered the investment in the Company and has determined that, in view of such considerations, the purchase of Shares is consistent with the Subscriber’s responsibilities under ERISA or Section 4975 of the Code, including (i) whether the investment in the Company is prudent; (ii) whether the investment or investment course of action is reasonably designed as part of that portion of the portfolio managed by the Subscriber, taking into account both the risk of loss and the opportunity for gain that could result therefrom; (iii) whether the Shareholder’s current and anticipated liquidity needs would be met, given the limited rights to redeem or transfer the Shares; (iv) whether the investment would permit the Shareholder’s overall portfolio to remain adequately diversified; (v) whether the investment is permitted under documents governing the Shareholder; (vi) whether the investment may result in any adverse tax consequences to the Shareholder; and (vii) the risks associated with an investment in the Company;

(10)       ☐         The Subscriber (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company, the Adviser and all of their respective affiliates; (iii) has determined that each of the Company and the Adviser is not a “party in interest” or “disqualified person” (as such terms are defined in ERISA and Section 4975 of the Code) with respect to the ERISA Shareholder; (iv) is qualified to make such investment decision and has, to the extent it deems necessary, consulted its own investment advisors and legal counsel regarding the investment in the Company; and (v) in making its decision to invest in the Company has not relied on any advice or recommendation of the Company, the Adviser or any of their affiliates;

(11)       ☐      The Subscriber acknowledges that it is intended that the Company will not hold ERISA “plan assets” as defined by the Plan Assets Regulation. Accordingly, the Subscriber acknowledges that the Company has the authority to require the sale of any Shares if the continued holding of such Shares, in the opinion of the Company, could result in the Company being subject to, or violating, ERISA or Section 4975 of the Code;

(12)       ☐        The Subscriber agrees to from time to time hereafter to deliver to the Company, in writing, all of the information that the Company may reasonably request in order to avoid being subject to, or violations of, any provision of ERISA, Section 4975 of the Code or any other laws applicable to the Shareholder, and promptly will notify the Company, in writing, of any change in the information so furnished.

SCHEDULE 2 – FOR ALL SUBSCRIBERS

No information that the Company, the Adviser and any persons providing marketing services on their behalf, and their affiliates (collectively, the “Company Parties”) is providing shall be considered to be or is advice on which the Subscriber may rely for its investment decisions. The Subscriber must make its own decision, with whatever third-party advice it may wish to obtain, and the Subscriber is not authorized to rely on any information any Company Party is providing as advice that is a basis for the Subscriber’s decisions. It is expressly confirmed, and the Subscriber expressly acknowledges, that the Company Parties have not made and are not making a recommendation, and have not provided and are not providing investment advice of any kind whatsoever (whether impartial or otherwise), or are giving any advice in a fiduciary capacity, in connection with the Subscriber’s decision to execute this Subscription Agreement and consummate the transactions contemplated hereby. Further, the Subscriber acknowledges the Company Parties’ financial interests as described in the Offering Document and any related materials.

(d)           Status as Controlling Person (Please Check Each as Applicable)

Is the Subscriber or will the Subscriber be a Controlling Person or any affiliate of such person?

☐	Yes

☐	No

For purposes of the foregoing, an affiliate of a person includes any person, directly or indirectly through one or more intermediaries, controlling, controlled by or under common control with the person, and control with respect to a person other than an individual means the power to exercise a controlling influence over the management or policies of such person.

The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to or following an investment in the Company.

END OF SCHEDULE 2

SCHEDULE 2 – FOR ALL SUBSCRIBERS

Schedule 3 to Subscription Agreement:

Subscriber Questionnaire for Individual Investors (including IRAs)

1.           Subscriber as an Individual Investor. The Subscriber’s investment in the Company is being made (please check one and any corresponding box underneath the appropriate category):

☐           as an individual.

☐           with the Subscriber’s spouse (please check one)1:

☐       as joint tenants with rights of survivorship.

☐       as tenants in common.

☐       as community property.

☐	through a revocable trust established to facilitate distribution of the Subscriber’s estate and there are ___ living grantor(s) and ___ beneficiary (ies) other than the grantors (determined by treating any person indirectly owning an interest in the trust through one or more pass-through entities (i.e., limited liability companies treated as a partnership for income tax purposes, partnerships, S corporations and trusts) as if such person were a beneficiary).

If the Subscriber is investing through a revocable trust, the Subscriber further represents that: (Please indicate whether the following representations are applicable by checking the appropriate box.)

a. substantially all of the value of each beneficial owner’s interest (direct or indirect) in the trust is not attributable to such trust’s interest (direct or indirect) in the Company.

(Please check one.) ☐ Yes ☐ No

☐	through an Individual Retirement Account (For U.S. domestic Subscribers only. Does not apply to foreign Subscribers.)

☐	through the Subscriber’s self-directed Keogh Plan Account.

☐	through another self-directed employee benefit plan as defined in Title I of ERISA.

2.           Subscriber’s Net Worth. (Please indicate whether the following representation is applicable by checking the appropriate box.) The Subscriber has a net worth, individually or jointly with the Subscriber’s spouse, which exceeds $1,000,000 at the time of the Closing (excluding the value of the investor’s primary residence)2, or had an individual income in excess of $200,000 in each of the two most recent years or joint income with the Subscriber’s spouse of $300,000 in each of those years and the Subscriber has a reasonable expectation of reaching the same income level in the current year.

(Please check one)     ☐ Yes ☐ No

[1]	Any Co-Owner other than a spouse must submit a separate subscription agreement.

[2]	For purposes of calculating net worth hereunder, an individual need not deduct from his or her net worth the amount of mortgage debt secured by an excluded primary residence, except to the extent that the amount of the mortgage liability exceeds the fair value of the residence. The Subscriber must also subtract from his or her net worth any indebtedness secured by his or her primary residence that was obtained within sixty days preceding the effective date of his or her subscription, unless such indebtedness was used to acquire the residence (in which case, the rule set forth in the preceding sentence would govern the application of such indebtedness when calculating the Subscriber’s net worth).

SCHEDULE 3 – FOR INDIVIDUAL SUBSCRIBERS ONLY

3.           Subscriber’s Professional Certifications, Designations or Credentials. (Please indicate whether the following representation is applicable by checking the appropriate box.) The Subscriber is a natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Securities and Exchange Commission has designated as qualifying an individual for accredited investor status.

(Please check one)    ☐ Yes ☐ No

4.            Subscriber Status as U.S./Foreign Person. (Please read Section 4.1 and check the box if you are described in such section. If not, check the box at 4.2.)

4.1       ☐ For U.S. Persons. Subscriber is a natural person who is (i) a citizen of the United States or (ii) a resident of the United States, even if not a citizen.

4.2       ☐ For Foreign Persons. The Subscriber is not a person described in Section 3.1.

5.            Required IRS Certification. (Please read Section 5.1 if you are a U.S. domestic Subscriber or Section 5.2 if you are a foreign Subscriber and indicate whether either representation is applicable to you by checking the box next such statement )

5.1       ☐     IRS/W-9 Certification for U.S. Subscribers. The Subscriber is a person described in Section 4.1 and has attached hereto a properly completed and duly executed copy of Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided on Form W-9 becomes inaccurate. NOTE: Shareholders should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

5.2       ☐     IRS/W-8 Certification for Foreign Subscribers (i.e. persons who cannot make the certification in 4.1 above). Attached hereto is a properly completed and duly executed copy of Form W-8BEN or such other Form W-8 applicable to the Subscriber. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided thereon becomes inaccurate. In addition, upon request of the Company, the Subscriber will provide the Company with a new properly completed and duly executed copy of Form W-8BEN or such other Form W-8 applicable to the Subscriber within every three calendar years of the date on which it initially invested in the Partnership. NOTE: Shareholders should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

SCHEDULE 3 – FOR INDIVIDUAL SUBSCRIBERS ONLY

6.            Anti-Money Laundering Confirmation. (Please indicate your response to the following representation by checking the appropriate box below.)

6.1       The Subscriber does not know or have any reason to suspect that (i) the monies used to fund the Subscriber’s acquisition of Shares have been or will be derived from or related to any activities that may contravene U.S. federal, state or international laws or regulations, including but not limited to, anti-money laundering laws or regulations; and (ii) the proceeds from the Subscriber’s acquisition of Shares will be used to finance any illegal activities.

(Please check one) I ☐ agree ☐ disagree with the above statements.

6.2       (Please indicate your response to the following representation by checking the appropriate box below.) The Subscriber represents that he is not, and is not acting on behalf of any other person in connection with this subscription that is, (i) named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC) (the “SDN List”), or is otherwise subject to sanctions administered by OFAC3, (ii) a senior non-U.S. political figure or an immediate family member or close associate4 of such figure; (iii) a non-U.S. bank that does not have a physical presence in any country (unless such bank is subject to the supervision of a banking authority that regulates an affiliate that does have a physical presence in a country); or (iv) otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (iii) together, a “Prohibited Investor”).

(Please check one) I ☐ agree ☐ disagree with the above statements.

6.3       The Subscriber agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

6.4       The Subscriber consents to the disclosure to regulators and law enforcement authorities by the Company and its affiliates and agents of such information about me as the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

6.5       The Subscriber acknowledges that if, following his investment in the Company, the Company reasonably believes that he is a Prohibited Investor or otherwise engaged in suspicious activity or he refuses to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Subscriber to withdraw from the Company. The Subscriber further acknowledges that he will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

END OF SCHEDULE 3

[3]	This information may be found online at www.treas.gov/ofac.

[4]	A person who is widely and publicly known to maintain an unusually close relationship with the senior non-US political figure, including a person who is in a position to conduct substantial financial transactions on behalf of such figure.

SCHEDULE 3 – FOR INDIVIDUAL SUBSCRIBERS ONLY

Schedule 4 to Subscription Agreement:

Subscriber Questionnaire for Institutional Investors

1.            Accredited Investor Questionnaire. The Subscriber is an “accredited investor” within the meaning of Rule 501(a) of Regulation D (“Regulation D”) promulgated pursuant to Section 4(a)(2) of the Securities Act because it is (please indicate by checking the applicable boxes):

☐	an employee benefit plan as defined in Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (check appropriate box):

☐	the investment decision is made by a plan fiduciary as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser and the name of the plan fiduciary is _________________________; or

☐	the plan has total assets in excess of $5,000,000; or

☐	the plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors” within the meaning of Regulation D.

☐	a plan that is established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5,000,000.

☐	an insurance company as defined in Section 2(13) of the Securities Act.

☐	an investment company registered under the Investment Company Act.

☐	a business development company (as defined in Section 2(a)(48) of the Investment Company Act).

☐	a private business development company as defined in Section 202(a)(22) of the Advisers Act.

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	a bank (as defined in Section 3(a)(2) of the Securities Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act), whether acting in regard to this investment in its individual or a fiduciary capacity.

☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

☐	an organization described in Section 501(c)(3) of the Code, with total assets in excess of $5,000,000.

☐	a corporation, a Massachusetts or similar business trust, partnership or limited liability company, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000.

SCHEDULE 4 - FOR INSTITUTIONAL SUBSCRIBERS ONLY

☐	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares, whose purchase of Shares is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

☐	an entity in which all of the equity owners are “accredited investors” within the meaning of Regulation D. (NOTE: This paragraph should only be checked if the Subscriber cannot establish it is an accredited investor under one of the categories described above. If the Subscriber checks this box, each equity owner of the Subscriber’s securities must complete and submit to the Company a copy of Schedule 3 or 4, as applicable, along with an original executed signature page and may be requested to complete, execute and submit to the Company its own Subscription Agreement. If necessary, please request additional copies of this Subscription Agreement from the Company.)

2.            The Subscriber (Please check each applicable subsection below.)

☐ was ☐ was not formed, organized, reorganized, capitalized or recapitalized for the specific purpose of acquiring Shares;

☐ is ☐ is not operated for the specific purpose of acquiring Shares;

☐ is ☐ is not an investment entity for which the Subscriber’s Shareholders, partners, members or other beneficial owners can have individual discretion as to their participation or non-participation through the Subscriber in (i) the Subscriber’s purchase or Shares or (ii) particular investments made by the Company;

☐ will ☐ will not have more than 40% of the value of the Subscriber’s total assets (or, if the Subscriber is a private investment fund with binding, unconditional capital commitments from the Subscriber’s partners or members, more than 40% of the Subscriber’s committed capital) invested in the Company upon making this investment.

3.            Funds Invested by the Subscriber. (For domestic and foreign Subscribers.) The funds invested by the Subscriber in the Company ☐ do ☐ do not (please check one) constitute the assets of (a) an employee benefit plan (as defined in Section 3(3) of ERISA) whether or not subject to Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code, or (c) an entity whose underlying assets include assets of a plan described in (a) or (b).

4.            Relationship with the Placement Agent. The Subscriber ☐ is ☐ is not (please check one) an employee benefit plan maintained by the Placement Agent(s) or its/their affiliates.

5.            For Insurance Company Subscribers. (For U.S. domestic Subscribers Only. Does not apply to foreign Subscribers.) (Please indicate whether the following representation is applicable by checking the appropriate box.) The Subscriber represents that (i) the source of the Subscriber’s funds used to purchase Shares is an “insurance company general account” within the meaning of Department of Labor Prohibited Transaction Exemption 95-60 (issued July 12, 1995) and there is no “employee benefit plan” (within the meaning of Section (3)(3) of ERISA or Section 4975(e)(1) of the Code), treating as a single plan all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with the Subscriber’s state of domicile and (ii) less than 25% of the Subscriber’s general account consists of “plan assets”.

SCHEDULE 4 - FOR INSTITUTIONAL SUBSCRIBERS ONLY

(Please check one)   ☐ Yes       ☐ No       ☐ Not Applicable

6.            Subscriber Status as U.S./Foreign Person. (Please read Section 6.1 and check the box if you are described in such section. If not, check the box next to Section 6.2.)

6.1       ☐ For U.S. Persons. Subscriber is (i) an entity created or organized in the U.S. that is treated for U.S. income tax purposes as a partnership or corporation, (ii) a trust the administration of which a court within the United States is able to exercise primary supervision over or for which one or more United States persons (including individual citizens or residents of the U.S.) have the authority to control all substantial decisions, or (iii) an estate the income of which is subject to tax in the United States.

6.2       ☐ For Foreign Persons. The Subscriber is not a Person described in Section 6.1.

7.            Required IRS Certification. (Please read Section 7.1 if you are a U.S. domestic Subscriber and Section 7.2 if you are a foreign Subscriber and indicate whether either representation is applicable to you by checking the box next such statement.)

7.1       ☐ IRS/W-9 Certification for U.S. Subscribers. The Subscriber is a person of the type described in Section 6.1 and has attached hereto a properly completed and duly executed copy of Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided on Form W-9 becomes inaccurate. NOTE: Shareholders should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

7.2       ☐ IRS/W-8 Certification for Foreign Subscribers (i.e. persons who cannot make the certification in Section 6.1 above). Attached hereto is a properly completed and duly executed copy of Form W-8BEN-E or such other Form W-8 applicable to the Subscriber. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided thereon becomes inaccurate. In addition, upon request of the Company, the Subscriber will provide the Company with a new properly completed and duly executed copy of Form W-8BEN-E or such other Form W-8 applicable to the Subscriber within every three calendar years of the date on which it initially invested in the Company. NOTE: Shareholders should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

8.            U.S. Patriot Act Confirmation.

8.1       (Please indicate your response to the representation by checking in the appropriate box below.) The Subscriber does not know or have any reason to suspect that (a) the monies used to fund the Subscriber’s acquisition of Shares have been or will be derived from or related to any illegal activities, including but not limited to, money laundering activities and (b) the proceeds from the Subscriber’s acquisition of Shares will be used to finance any illegal activities.

(Please check one)         I ☐ agree ☐ disagree with the above statement.

SCHEDULE 4 - FOR INSTITUTIONAL SUBSCRIBERS ONLY

8.2       (Please check either 8.2.1 or 8.2.2)

8.2.1      ☐         The Subscriber is NOT acting on behalf of one or more clients in connection with this subscription and neither the Subscriber nor its authorized contact persons are (a) named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC) (the “SDN List”)1, (b) residing in or organized in a country of, or owned or controlled by a government of a country subject to sanctions administered by OFAC,2 (c) a non-U.S. shell bank3 or providing banking services indirectly to a non-US shell bank, (d) a senior non-U.S. political figure or an immediate family member or close associate4 of such figure or (e) otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (a) through (e) together, “Prohibited Investors”).

- OR -

8.2.2       ☐         If the Subscriber is acting on behalf of one or more clients in connection with this subscription, the Subscriber is a financial institution subject to the anti-money laundering program requirements of the USA Patriot Act, and Subscriber represents that it has (a) implemented a customer identification program as required under Section 326 of the Patriot Act and the regulations promulgated thereunder, (b) conducted the required due diligence on client(s) on whose behalf the Subscriber is acting, and (c) determined that such client(s) are NOT Prohibited Investors.

8.3       The Subscriber agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

8.4       The Subscriber consents to the disclosure to regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the Subscriber and its constituents as the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

8.5       The Subscriber acknowledges that if, following its investment in the Company, the Company reasonably believes that the Subscriber (or its clients) are a Prohibited Investor or are otherwise engaged in suspicious activity or refuse to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Subscriber to withdraw from the Company. The Subscriber further acknowledges that it will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

[1]	This information may be found online at www.treas.gov/ofac.

[2]	This information may be found online at www.treas.gov/ofac.

[3]	A non-US shell bank is a non-US bank without a physical presence in its country of domicile/ incorporation.

[4]	A person who is widely and publicly known to maintain an unusually close relationship with the senior non-US political figure, including a person who is in a position to conduct substantial financial transactions on behalf of such figure.

SCHEDULE 4 - FOR INSTITUTIONAL SUBSCRIBERS ONLY

9.            Pay To Play Matters.

9.1           If the Subscriber is an entity substantially owned by a “government entity”5 (e.g., a single investor vehicle) and the investment decisions of such entity are made or directed by such government entity, please check the appropriate box and, if applicable, provide the name of the government entity:

(Please check one)         Yes ☐ No ☐

Name of Government Entity (if “Yes”): ________________________________

9.2          Please note that, if the Subscriber enters the name of a government entity in Section 9.1, the Company will treat the Subscriber as if it were the government entity for purposes of Rule 206(4)-5 of the Investment Advisers Act (the “Pay to Play Rule”).

9.3          If the Subscriber is (i) a government entity, (ii) acting as trustee, custodian or nominee for a beneficial owner that is a government entity, or (iii) an entity described in Section 9.1, the Subscriber hereby certifies that:

☐       other than the Pay to Play Rule, no “pay to play” or other similar compliance obligations would be imposed on the Company, the Adviser or their affiliates in connection with the Subscriber’s subscription;

- OR -

☐       If the Subscriber cannot make the above certification, indicate in the space below all other “pay to play” laws, rules or guidelines, or lobbyist disclosure laws or rules, the Company, the Adviser or their affiliates, employees or Placement Agents would be subject to in connection with the Subscriber’s subscription:

END OF SCHEDULE 4

[5]	Any U.S. state or political subdivision of a U.S. state, including:

(i)	Any agency, authority, or instrumentality of the U.S. state or political subdivision;

(ii)	A pool of assets sponsored or established by the U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan” as defined in section 414(j) of the Internal Revenue Code (26 U.S.C. 414(j)), or a U.S. state general fund;

(iii)	Any participant-directed investment program or plan sponsored or established by a U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by section 529 of the Internal Revenue Code (26 U.S.C. 529), a retirement plan authorized by section 403(b) or 457 of the Internal Revenue Code (26 U.S.C. 403(b) or 457), or any similar program or plan; and

(iv)	Officers, agents, or employees of the U.S. state or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

SCHEDULE 4 - FOR INSTITUTIONAL SUBSCRIBERS ONLY

Schedule 5 to Subscription Agreement:

Form of Acceptance and Confirmation Letter

[Kennedy Lewis Capital Holdings LLC Letterhead]

[Date]

Dear Subscriber,

It is our pleasure to inform you that, after SS&C’s review of your subscription agreement and subscriber questionnaire, we have accepted your subscription amount, as indicated in the subscription agreement, for common shares of beneficial interest in Kennedy Lewis Capital Company (the “Company”).

Enclosed is a confirmation statement indicating that you have become a subscriber in the Company effective as of the date of this letter. A subscriber will be admitted as a shareholder in the Company only after it has fully funded its subscription amount.

Please review the statement closely to ensure that all information contained therein is correct. If you have any questions regarding the details of your subscription or any information in your subscriber questionnaire becomes inaccurate subsequent to the date of this letter, please promptly notify the Company via email at kennedyai@dstsystems.com.

We recommend that you file this letter and confirmation statement in a safe place as a record of your investment in the Company.

Thank you for your investment in the Company.

Sincerely,

Kennedy Lewis Capital Holdings LLC

END OF SCHEDULE 5

SCHEDULE 5